UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant To Section 14(a) of

The Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting

to be held on May 29, 2019, for Alaska Communications Systems Group, Inc.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/alsk. To submit your proxy while visiting this site, you will need the 12 digit control number in the shaded gray box below.

Under Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2019 Annual Meeting and need YOUR participation.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before May 20, 2019.

www.proxydocs.com/alsk A convenient way to view proxy materials and VOTE!

To view your proxy materials online, go to www.proxydocs.com/alsk. Have the 12 digit control number below available when you access the website and follow the instructions.

Materials may be requested by one of the following methods:

INTERNET www.investorelections.com/alsk	TELEPHONE (866) 648-8133	*E-MAIL paper@investorelections.com

You must use the 12 digit control number located in the shaded gray box below.

*  If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting materials.

ACCOUNT NO.	SHARES

Alaska Communications Notice of Annual Meeting
Date: Time: Place:	May 29, 2019 9:00 A.M. (Alaska Daylight Time) Alaska Communications Business Technology Center
600 East 36th Avenue Anchorage, Alaska 99503

  The purpose of the Annual Meeting is to take action on the following proposals:

1.	Election of directors:

	01 Peter D. Aquino	03 David W. Karp	05 Brian A. Ross

	02 Wayne Barr, Jr.	04 Peter D. Ley	06 Anand Vadapalli

2.	Advisory vote to approve executive compensation.

3.	Ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending December 31, 2019.

To consider any other business properly brought before the Annual Meeting or any adjournment or postponement.

The Board of Directors recommends that you vote FOR ALL of the director nominees in Proposals 1 and FOR Proposals 2 and 3.

Should you require directions to the annual meeting, please call 907-297-3000.

Vote in Person Instructions: While we encourage stockholders to vote by the means indicated above, a stockholder is entitled to vote in person at the annual meeting. Additionally, a stockholder who has submitted a proxy before the meeting, may revoke that proxy in person at the annual meeting. See the instructions included in our 2019 Proxy Statement.